Exhibit 99.1

Credit Suisse Additive Manufacturing Symposium May 10, 2018 Additive Manufacturing – a Specialty Metals Perspective

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2017, Form 10-Q for the quarters ended September 30, 2017, December 31, 2017 and March 31, 2018 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2018 CRS Holdings, Inc. All rights reserved 2 Cautionary Statement

 Transitioned from a steel to specialty alloy focused company supported by 128+ years of metallurgical expertise Today, we are a high performance materials and advanced process solutions provider for critical end-use applications Metal technology capabilities for a wide range of next-generation products and manufacturing techniques Evolving to next generation end-to-end additive manufacturing solutions provider    © 2018 CRS Holdings, Inc. All rights reserved 3 Who We Are: Carpenter Technology’s Evolution

Provide Materials into Performance End-Use Markets Industrial & Consumer Distribution FY17 Net Sales of $1.88 Aerospace & Defense Energy @ CARPENTER' WHEN PERFORMANCE IS EVERYTHING CONFIDENTIAL Diverse end-use markets all evaluating utilization of AM technology

Investme nts now to qualify critical Aerospace materials, processes & applications… Select Small Structural Parts ... meanwhile, focus on highly differentiated parts and identify near term wins on less stringent specifications Select Engine Components TODAY Adoption Time Frame Both Defense & Commercial Space & Defense Commercial Aviation C O N F I D E N T I A L Current Stage Near-Term Late Stage Investment and technology development now to participate in qualification ramp Potential Evolution in Aerospace and Other Industries

 Components being re-designed to leverage freedom of 3D printing… …but, materials also need to be engineered to take advantage of unique AM process Traditional Aerospace materials standards and specifications do not apply for AM   C O N F I D E N T I A L 6 Materials not always equal to wrought or cast; have new strength and ductility properties Cast Titanium Wrought Titanium AM Titanium Machined AM design Critical Role of Materials in Additive Manufacturing

 Given criticality of materials to AM, Carpenter taking end-to-end approach: C O N F I D E N T I A L Focus on optimizing customer solution to meet application needs End-to-End Feedback Loop Accelerates Materials Innovation

Requires Tightly Integrated R&D and Production Facilities Develop early stage research solutions, scale up in production environment @ CARPENTER' WHEN PERFORMANCE IS EVERYTHING CONFIDENTIAL

Challenges with today’s materials   Powder quality degrades, affecting production yield Currently using small number of well-known materials designed for cast/wrought Many alloys crack or distort due to high cooling rates   Opportunities   Engineer existing alloys for better strength & yield Explore “back catalog” of high performance Carpenter alloys for compatibility with AM approach New to the world alloys designed with advanced modeling  C O N F I D E N T I A L Significant scope for improvement and introduction of new materials Start with Alloy Development to Leverage AM Process

ISO/ASTM 52900: L-PBF = Laser Powder Bed Fusion; EB-PBF = Electron Beam Powder Bed Fusion; MIM = Metal Injection Molding C O N F I D E N T I A L 8 Each type of AM requires optimized raw material size and shape Binder Jet / MIM L-PBF Deposition & EB-PBF Fine wire Fanatically Clean, High Quality Production of Materials

Print Parameters Tailored to Specific Alloys

- In essence: sequential welding technique[1]
- Create 100,000's of weldments to manufacture single component
- Each weld track potential "weak link" or source of failure
- Specific alloys respond differently
- Requires fine-tuning of process conditions for each particular material and design

Laser simulations (W. King et al., 2015)



Weld track etching of Cobalt alloy (Carpenter)



1) Note: Binder Jet is a different technology that is not a fusion (welding) process

Parameter development goes hand-in-hand with feedstock development

© 2018 CRS Holdings, Inc. All rights reserved

CARPENTER® WHEN PERFORMANCE IS EVERYTHING

Poor control of process & powder Good control of process & powder Process defect Powder defects What changed? Powder refinement – for example, minimized gas entrapment Alloy modification – make less sensitive to process variations C O N F I D E N T I A L Carefully manage powder, part orientation, and machine processing conditions Print Parameters: Need for Controlled Process

   Most companies optimize design or materials independently of one another Coordinated development yields best results Trained engineers select best material for operating conditions C O N F I D E N T I A L Greater benefits from AM when materials properties inform design Select more corrosion resistant alloy at same cost Remove weight via internal lattice structure design Component Design Improved by Material Selection

Post Processing Improves Material Properties

Example:
Hot Isostatic Pressing (HIP)



Two cylinder halves, each with a drilled 1" diameter hole…

Quintus TECHNOLOGIES



are welded together to form one cylinder with a large void inside…


Before HIP
After HIP

The huge pore is eliminated by HIP!

Case study: HIP increases yield strength of Nickel Alloy 718

Z = build direction


X
Y




Strength (Psi)
160
120
80
40
0
40-70% increase
112
92
157
154
X and Y
Z
X and Y
Z
As printed
After HIP

More isotropic (consistent)

Post processing can be just as important as printing itself

© 2018 CRS Holdings, Inc. All rights reserved

CARPENTER® WHEN PERFORMANCE IS EVERYTHING

Bringing it All Together: Puris 5+ Case Study

Ready for production (for example, air mixer)



CalRAM
A Carpenter Company

NORTHROP GRUMMAN

Standard Titanium alloy sub-optimized for AM

- Aerospace titanium needs up to 0.2% oxygen to meet strength requirements
- But specified max. limit is 0.2%
- Always some oxygen pickup during AM
- **Impact on production yield**

Carpenter created high strength, low oxygen version

10-15% higher strength[1]


Strength (Psi)
128
142
Standard Titanium
Puris® 5+

More forgiving chemistry = lower scrap rate


Oxygen content (%)
Above 0.20% out of spec.
0.19
0.15

1) For same ductility (elongation = 18%)

Developed B-Basis Allowables

- 1,619 test coupons from 114 unique builds
- Demonstrated material properties equivalent to wrought Titanium
- B-Basis database created with industry consortium

Example of accelerated innovation through end-to-end feedback loop

© 2018 CRS Holdings, Inc. All rights reserved

CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Optimal Results by Understanding End-to-End Process

CalRAM
A Carpenter Company



Leader in powder-bed fusion additive manufacturing (AM) metal printing services

Direct connection with rapidly expanding customer base



Application Requirements
ALLOYS
POWDER
PRINT PARAMETERS
ADDITIVE DESIGN
POST PROCESSING
PRODUCTION

Alloy Development

Advanced modeling and simulation tools

128+ years of alloy innovation and metallurgical expertise



Puris Acquisition



Producing multiple AM grade titanium powders

Created Puris 5+: first high-strength, low-oxygen Ti powder; exceeds standard Ti 6Al-4V Grade 5 strength levels by ~18%

Emerging Technology Center



State-of-the-art center focused on development related to key growth initiatives: AM, soft magnetics & powder production

Location being finalized

End-to-end additive manufacturing solutions portfolio

© 2018 CRS Holdings, Inc. All rights reserved

16

CARPENTER | WHEN PERFORMANCE IS EVERYTHING

AM Materials Innovation © 2018 CRS Holdings, Inc. All rights reserved 17 Summary: Specialty Materials for Additive Manufacturing